Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Oakridge Global Energy Solutions, Inc. (the "Registrant") on Form 10-K for the period ending December 31, 2015, as filed with the SEC on the date hereof (the "Annual Report"), I, Stephen J. Barber, Chief Executive Officer and I, David Phillips, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 8, 2016	By: /s/Stephen J. Barber
Stephen J. Barber
Chief Executive Officer
(Principal Executive Officer)

Date: July 8, 2016	By: /s/David Phillips
David Phillips
Chief Financial Officer (Principal Accounting Officer)